UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2022

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 29, 2022, Regency Centers Corporation (“the Company”) held its annual meeting of its shareholders. At the annual meeting, shareholders voted on the following proposals:

Proposal One - Election of Directors: The board of directors nominated eleven nominees to stand for election at the 2022 meeting and each of the nominees were elected at the meeting. In accordance with the voting results below, the nominees were elected to serve until the 2023 annual meeting or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Martin E. Stein, Jr.	152,944,064	3,908,833	42,944	3,896,817
Bryce Blair	153,957,522	2,894,930	43,389	3,896,817
C. Ronald Blankenship	147,389,836	9,463,019	42,986	3,896,817
Deirdre J. Evens	155,348,560	1,505,672	41,609	3,896,817
Thomas W. Furphy	156,317,055	535,521	43,265	3,896,817
Karin M. Klein	154,367,844	2,486,030	41,967	3,896,817
Peter D. Linneman	152,109,171	4,743,331	43,339	3,896,817
David P. O'Connor	150,258,746	6,594,209	42,886	3,896,817
Lisa Palmer	156,086,203	763,135	46,503	3,896,817
James H. Simmons, III	156,378,411	474,269	43,161	3,896,817
Thomas G. Wattles	147,402,226	9,451,153	42,462	3,896,817

Proposal Two - Advisory Vote on Executive Compensation for Fiscal Year 2021: Results of a non-binding advisory vote of the shareholders on the executive compensation of the Company's named executive officers for fiscal year 2021 were as follows:

For	Against	Abstain	Broker Non-Votes
148,309,526	8,508,148	78,167	3,896,817

Proposal Three - Ratification of Appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm: The board of directors selected the accounting firm of KPMG LLP to serve as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2022. The board of directors directed that the appointment of the independent public accounting firm be submitted for ratification by the shareholders at the annual meeting. The shareholders ratified the appointment of KPMG LLC as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2022, in accordance with the voting results below.

For	Against	Abstain
156,085,732	4,650,014	56,912

Item 9.01(d)	Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

May 3, 2022	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary